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AMERITRADE HOLDING CORPORATION

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Filed by Ameritrade Holding Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ameritrade Holding Corporation Commission File No.: 000-49992
This filing consists of a joint communication by Ameritrade Holding Corporation and TD Waterhouse Group, Inc. to associates of Ameritrade and TD Waterhouse on November 11, 2005.

TD Ameritrade Integration Planning Update
Issue No. 10
November 11, 2005
Business Unit Announcements
This week, Ameritrade and TD Waterhouse1 communicated operational, geographic, and staffing decisions to directly affected associates in:
•	Marketing
A high-level overview of the information communicated to this group is provided below. As always, please keep in mind these decisions are contingent on the close of the acquisition. Until that time, Ameritrade and TD Waterhouse must continue to operate as competitors.
Marketing
•	As communicated in the October 21st Integration Planning Update, TD Ameritrade will have a marketing presence in both Omaha, Nebraska and Jersey City, New Jersey.

•	Reporting to Laurine Garrity will be three areas — Program Development, Information Management and Performance Management.
o	Program Development will be led by Stuart Rubinstein, TD Waterhouse’s current Senior Vice President of Marketing Planning, and will have approximately an equal number of associates in Omaha and Jersey City.

o	With a leader yet to be determined, Information Management will have approximately an equal number of associates in Omaha and Jersey City.

o	Performance Management will be led by Ramona Parker, Ameritrade’s current Director of Planning and Performance Management, and will be based out of Omaha.
•	Tim Smith, Ameritrade’s current Director of Advertising and Brand Management, has been selected to lead this area for the combined company. Tim will report to Chris Armstrong.

•	The core functions of Advertising and Brand Management will be maintained in Omaha, with a few functions in Jersey City.

•	All marketing associates have been notified of the status of their individual positions. Associates who will not have a long-term position with TD Ameritrade may be retained in a transitional role. All associates, whether selected for a transitional role or not, will be given 60 days’ advance notice.

Will both the holding
corporation and the
broker/dealer be renamed?
Yes, Ameritrade Holding Corporation will be renamed TD Ameritrade Holding Corporation upon the close of the acquisition. Once the introducing broker/dealer conversion takes place, which we discussed in the October 21st Integration Planning Update, the new broker/dealer will be called TD Ameritrade, Inc.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communitcated outside of either firm.

Recap of This Week’s Announcement
Below is an overview of the decisions communicated earlier this week regarding the leadership of TD Ameritrade.
•	Randy MacDonald will continue in his role as Chief Financial Officer and Chief Administrative Officer.

•	Asiff Hirji will remain as Chief Operating Officer.

•	Chris Armstrong has been selected to serve as Executive Vice President, Sales and Marketing.

•	Larry Szczech has been selected to serve as President of the Client Group.

•	Laurine Garrity has been selected to serve as Chief Marketing Officer.

•	Anne Nelson, Ameritrade’s current Chief Marketing Officer, will continue to serve the new company in an advisory capacity.

•	Lastly, Joe Moglia, Randy MacDonald, Asiff Hirji and Chris Armstrong will serve in the Office of the Chief Executive (OCE) for TD Ameritrade. The OCE is a special advisory council that provides the CEO insight on key corporate matters.
Additional Leadership Announcements

•	Mike Head, Ameritrade’s current Managing Director of Corporate Audit, has been selected to lead this group in the new company.
Please watch for additional information in the coming weeks. As always, please continue to submit your questions and thoughts through Zoomerang.

1 Refers to TD Bank Financial Group’s U.S. brokerage business, TD Waterhouse Group, Inc.
Safe Harbor
This document contains forward-looking statements that involve risks and uncertainties. For example, statements related to expected locations and operations of TD Ameritrade’s marketing group, management and leadership of TD Ameritrade following the closing and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communitcated outside of either firm.

Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a revised preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) with a filing date of October 31, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communitcated outside of either firm.